1. General information	12 Months Ended
Dec. 31, 2017
General Information
General information

Gol Linhas Aéreas Inteligentes S.A. (the “Company” or “GLAI”) is a publicly-listed company incorporated on March 12, 2004, under the Brazilian Corporate Law. The Company is a holding company of the following main subsidiaries: (i) Gol Linhas Aéreas S.A. (“GLA”, formerly “VRG Linhas Aéreas S.A.”), which is mainly engaged in (a) the regular and non-regular flight transportation services of passengers, cargo and mailbags, domestically or internationally, according to the concessions granted by the regulator; and (b) other activities in relation to flight transport services provided in its by-laws; and (ii) Smiles Fidelidade S.A. (“Smiles Fidelidade”, formerly Webjet Participações S.A. prior to the change in the corporate name on July 1, 2017), which mainly operates (a) the development and management of its own or third party’s customer loyalty program, and (b) sale of redemption rights of awards related to the loyalty program.

Additionally, the Company is the direct parent company of the wholly-owned subsidiaries GAC Inc. (“GAC”), Gol Finance Inc., Gol Finance, formerly Gol LuxCo S.A. (“Gol Finance”), Gol Dominicana Lineas Aereas SAS (“Gol Dominicana”), and indirect parent company of Smiles Viagens e Turismo S.A. (“Smiles Viagens”).

The Company’s corporate address is located at Praça Comandante Linneu Gomes, s/n, concierge 3, building 24, Jardim Aeroporto, São Paulo, Brazil.

The Company’s shares are traded on the B3 S.A. - Brasil, Bolsa, Balcão (“B3”) and on the New York Stock Exchange (“NYSE”). The Company adopted Level 2 Differentiated Corporate Governance Practices from the B3 and is included in the Special Corporate Governance Stock Index (“IGC”) and the Special Tag Along Stock Index (“ITAG”), which were created for companies committed to apply differentiated corporate governance practices.

GLA is highly sensitive to the economy and also to the U.S. dollar, as approximately 50% of its costs are denominated in U.S. dollar. To overcome the challenges faced throughout 2016, the Company implemented a plan to improve its liquidity and its operating margin. As a result, the Company has been improving its liquidity and ability to respond effectively to the adverse events caused by the instability of the Brazilian economic scenario. The diligent work performed to adjust the fleet size to the economy growth and match seat supply to demand are some of the ongoing initiatives implemented to maintain a high load factor. The Company will continue to maintain a solid strategy of liquidity initiatives, such as the adjustment of the route network, initiatives to reduce costs and the adjustment of its capital structure.

Moving forward with its liquidity plan, at the end of December 2017, the Company implemented several initiatives to restructure its debt, reducing the financial cost of its debt. The offering of Senior Notes on December 11, 2017 raised US$500 million, at lower rates, was partially used to amortize the Company’s most onerous debt and will significantly reduce the financial cost as from 2018. Other initiatives are scheduled for 2018, reinforcing the Company’s commitment to reducing the financial cost in order to promote and solidify its liquidity strategy.

Even in a scenario with an outlook for improvement, the Company is subject to uncertainties in the Brazilian economy and political scenario that may directly impact the effectiveness of the expected results.

Management understands that the business plan prepared, presented and approved by the Board of Directors on January 11, 2018, shows strong elements to continue as going concern.

On July 1, 2017, due to change in the organizational structure, and to generate tax savings from the use of tax losses carryforward, the Company approved a corporate restructuring through the merger of Smiles S.A. and Smiles Fidelidade S.A.. As a result of the merger, Smiles S.A. was dissolved and all its assets, rights and obligations were transferred to Smiles Fidelidade S.A., pursuant to articles 224, 225, 227 and 264 of the Brazilian Corporate Law.

Irregular Payments Investigation

In 2016, the Company received inquiries from Brazilian tax authorities regarding certain payments to firms that turned out to be owned by politically exposed persons in Brazil. Following an internal investigation, the Company engaged U.S. and Brazilian legal counsel to conduct an external independent investigation to ascertain the facts with regard to these and any other payments identified as irregular and to evaluate the adequacy and effectiveness of the Company’s internal control and compliance programs in light of the findings of the investigation.

In December 2016, the Company entered into a leniency agreement with the Brazilian Federal Public Ministry (the “Leniency Agreement”), under which the Company agreed to pay R$12.0 million in fines and to make improvements to its compliance program. In turn, the Federal Public Ministry agreed not to bring any criminal or civil suits related to activities that are the subject of the Leniency Agreement and that may be characterized as (i) acts of administrative impropriety and related acts involving politically exposed persons or (ii) other possible actions, which at the date of the Leniency Agreement had not been identified by the ongoing investigation (any such actions possibly resulting in an increase in the fines under the Leniency Agreement). In addition, the Company paid R$4.2 million in fines to the Brazilian tax authorities related to the above-mentioned payments. The Company voluntarily informed the U.S. Department of Justice, the SEC and the CVM of the external independent investigation and the Leniency Agreement.

The external independent investigation was concluded in April 2017. It revealed that certain additional irregular payments were made to politically exposed persons. None of the amounts paid were material (individually or in the aggregate) in terms of cash flow, and none of our current employees, representatives or members of the board or Management knew of any illegal purpose behind any of the identified transactions or knew of any illicit benefit to the Company arising out of the transactions investigated. The Company reported the conclusions of the investigation to the relevant authorities and will maintain them informed of any developments, as well as collaborate with them in their analysis. These authorities may impose fines and possibly other sanctions on the Company.

The Company continue to take steps to strengthen and expand its internal control and compliance programs. Among other measures, the Company are monitoring its transactions with politically exposed persons, and enhanced its procurement procedures, including the contracting and execution of services by outside providers. The Company have hired specialists to assess risks and review internal controls related to fraud and corruption to identify and help us implement further improvements, and the Company will continue to hire specialists to implement any necessary improvements, as well as systems to monitor its transactions and train its employees.